Exhibit 4.3

THE BOMBAY COMPANY, INC.  LOGO

THE BOMBAY COMPANY, INC.

COMMON STOCK    PAR VALUE $1.00

        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW
YORK, NEW YORK

        CUSIP 097924 10 4

        SEE REVERSE FOR
        CERTAIN DEFINITIONS

        THE BOMBAY COMPANY, INC.

        FULL-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK

of The Bombay Company, Inc. (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    Witness the seal of the Corporation and the signatures of its duly authorized officers.

(CORPORATE SEAL - DELAWARE - THE BOMBAY COMPANY, INC.  1975)

Dated:

CARSON R. THOMPSON, PRESIDENT

MICHAEL J. VEITENHEIMER, SECRETARY

COUNTERSIGNED AND REGISTERED:
THE FIRST NATIONAL BANK OF BOSTON
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

        THE BOMBAY COMPANY, INC.

    The Corporation will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - ______Custodian______
TEN ENT - as tenants by the entireties                   (Cust.)         (Minor)
JT TEN  - as joint tenants with right         Under Uniform Gifts to Minors
of survivorship and not as                      Act ______________________
tenants in common                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
[                                   ]__________________________________

______________________________________________________________________________
        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

____________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
____________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,_______________________________

X__________________________________________
X__________________________________________
NOTICE:  THE SIGNATURES(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE
GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE
SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY:


__________________________________________________________

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between The Bombay Company, Inc. and The First National Bank of Boston, as Rights Agent, dated as of June 1, 1995 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Bombay Company, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Bombay Company, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.